                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     AUGUST 27, 1997
                                                -------------------------------



                            MELAMINE CHEMICALS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                    0-16032                    64-0475913
----------------------------------------------------------------------------------
(State or other jurisdiction (Commission File Number) (IRS Employer Identification
     of incorporation)                                           No.)




         HIGHWAY 18 WEST
   DONALDSONVILLE, LOUISIANA                                     70346
-------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                        (ZIP CODE)




Registrant's telephone number, including area code      (504) 473-3121
                                                   ----------------------------





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ITEM 5.  OTHER EVENTS

     On August 27, 1997, the Registrant issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibits.
     99.     Press release dated August 27, 1997.
     99.1 Letter dated August 26, 1997 from Paul W. Chellgren to James W. Crook



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MELAMINE CHEMICALS, INC.


Date:  August 27, 1997                 /s/ Wayne D. DeLeo
                                       ----------------------------------------
                                       Wayne D. DeLeo
                                       Vice President & Chief Financial Officer



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                               INDEX TO EXHIBITS

  Exhibit
    No.                            Exhibit
  -------                          -------
    99             Press Release dated August 27, 1997

    99.1 Letter dated August 26, 1997 from Paul W. Chellgren to James W. Crook